UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2025

Firefly Aerospace Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42789	81-5194980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Arrow Point Drive, #109
Cedar Park, Texas	78613
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 893-5570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reorganization Agreement

On October 5, 2025, Firefly Aerospace Inc., a Delaware corporation (“Firefly”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Big Bend RV Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Firefly, Big Bend FW Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Firefly, SciTec, Inc., a New Jersey corporation (and, following the consummation of the restructuring transactions contemplated by the Reorganization Agreement, SciTec, LLC, a Delaware limited liability company, collectively, “SciTec”), the individuals executing a signature page thereto, including the trustee named therein as the representative of the SciTec, Inc. Employee Stock Ownership Plan (the “ESOP” and, collectively, the “Sellers”), SciTec Holdco, Inc., a Delaware corporation, and James Lisowski, as representative for the non-ESOP Sellers thereunder, pursuant to which Firefly will, via the transactions contemplated by the Reorganization Agreement (collectively, the “Transactions”), acquire SciTec.

The aggregate purchase price (the “Purchase Price”) payable by Firefly at the closing of the Transactions (the “Closing”) is $855.6 million, subject to customary working capital, cash and debt adjustments. The Purchase Price will be paid using a combination of $300 million in cash and 11,111,116 shares of Firefly common stock, par value $0.0001 per share (“Common Stock”), valued at $555.6 million based on a price of $50.00 per share of Common Stock. Firefly intends to finance the cash portion of the Purchase Price with cash on hand and borrowings available under Firefly’s credit facility.

The issuance of the Common Stock to the Sellers at the Closing will be made in reliance on an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(a)(2) thereof, relating to sales by an issuer not involving a public offering.

The Closing is subject to certain specified conditions, including, among other things: (i) receipt of the ESOP Fairness Opinion (as defined in the Reorganization Agreement), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (iii) the receipt of certain antitrust and government agency approvals and clearances and (iv) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the Transactions and the absence of any Material Adverse Effect (as defined in the Reorganization Agreement). Subject to certain limitations, each of Firefly, the Sellers and SciTec has agreed to use their respective commercially reasonable efforts to obtain all required regulatory approvals and clearances. The Closing is not conditioned upon Firefly’s ability to obtain financing.

Firefly, the Sellers and SciTec have each made customary representations, warranties and covenants in the Reorganization Agreement. Among other things, from the date of the Reorganization Agreement until the earlier of the Closing or the termination of the Reorganization Agreement, the Sellers and SciTec have agreed not to solicit, initiate or encourage or facilitate any inquiries or proposals relating to alternate transactions involving SciTec or to engage in or continue any discussions or negotiations with respect to alternate transactions involving SciTec. The Reorganization Agreement contains customary termination rights for Firefly and the Sellers, including in the event that the Closing has not occurred by 11:59 PM ET on February 2, 2026.

The foregoing description of the Reorganization Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Reorganization Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about Firefly or SciTec. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Reorganization Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Firefly, the Seller or SciTec. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement. Further, investors should read the Reorganization Agreement not in isolation, but only in conjunction with the other information that Firefly includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 3.02 – Unregistered Sales of Equity Securities

The disclosure contained in Item 1.01 above is hereby incorporated into this Item 3.02 by reference.

Item 7.01 – Regulation FD Disclosure

On October 5, 2025, Firefly issued a press release in connection with the announcement of the execution of the Reorganization Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, by and among Firefly Aerospace Inc., Big Bend RV Merger Sub, Inc., Big Bend FW Merger Sub, LLC, SciTec, Inc., SciTec Holdco, Inc., the Sellers named therein and the Sellers’ Representative named therein, dated as of October 5, 2025

99.1	Press Release of Firefly Aerospace Inc., dated October 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules to the Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Firefly hereby undertakes to furnish supplementally copies of any of the omitted exhibits or schedules to the SEC upon its request.

No Offer or Solicitation

This report is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or an invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY AEROSPACE INC.

Date: October 6, 2025	By:	/s/ Jason Kim
Jason Kim
Chief Executive Officer